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                                  EXHIBIT 99.1


                                  CERTIFICATION
     PURSUANT TO 18 U.S.C. SECTION 1350 as ADOPTED PURUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002

      Pursuant to 18 USC Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 each of the undersigned officers of Aquis Communications Group, Inc., (the "Company"), does hereby certify to such officer's knowledge that:

      The Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (the "Form 10-Q") of the Company fully complies with the requirements of
      Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: November 13, 2002                        /s/ Alex E. Stillwell
                                                -------------------------
                                                Chief Executive Officer
                                                Aquis Communications Group, Inc.


Dated: November 13, 2002                        /s/ D. Brian Plunkett
                                                -------------------------
                                                Chief Financial Officer
                                                Aquis Communications Group, Inc.